Events after the close of the fiscal Year	12 Months Ended
Dec. 31, 2017
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Events after the close of the fiscal Year

Note 33: Events after the close of the fiscal Year

In March 2018, we dissolved and wound up the affairs of our wholly owned subsidiary OnCyte, LLC, or OnCyte, pursuant to the Delaware Limited Liability Company Act. As a result of the dissolution of OnCyte, all the assets and liabilities of OnCyte, including the contingent consideration payable and our license agreement with Dartmouth College, were fully distributed to and assumed by Celyad SA. Celyad SA will continue to carry out the business and obligations of OnCyte, including under our license agreement with Dartmouth College.